UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48033
(Address of principal executive offices)	(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On November 10, 2010, Lear Corporation issued a press release announcing the mandatory conversion of all of its issued and outstanding Series A Convertible Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), into newly issued shares of its Common Stock, par value $0.01 per share, in accordance with terms of the Preferred Stock. The mandatory conversion is effective as of November 10, 2010.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	Press release, dated November 10, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation
Date: November 10, 2010	By:	/s/ Matthew J. Simoncini
		Name:	Matthew J. Simoncini
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated November 10, 2010

4